UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2010

Date of reporting period: March 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2010

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at alliancebernstein.com and clicking on “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at alliancebernstein.com and click on “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:     •   Are Not FDIC Insured   •   May Lose Value   •   Are Not Bank Guaranteed

Portfolio Manager Commentary

To Our Shareholders—May 25, 2010

This report provides management’s discussion of Portfolio performance for the one portfolio of the Sanford C. Bernstein Fund II, Inc. for the semi-annual reporting period ended March 31, 2010.

Investment Objective and Strategy

Bernstein Intermediate Duration Institutional Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager, “the Manager”, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and Agency securities, asset-backed securities (ABS), mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). Not more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

Investment Results

The chart on page 3 shows performance for the Portfolio compared with its benchmark, the Barclays Capital Aggregate Bond Index, for the six- and 12-month periods ended March 31, 2010.

The Portfolio outperformed the benchmark for the six- and 12-month periods ended March 31, 2010. The Portfolio’s US Investment Grade: Core Fixed Income Team’s (the “Team’s”) positioning of the Portfolio to capitalize on record wide yield spreads of credit benefited performance for both time periods. The following positions contributed positively to performance during both periods: an overweight in investment-grade corporates and commercial mortgage-backed securities (CMBS), allocations to non-investment grade corporates and an underweight in Treasuries.

Market Review and Investment Strategy

The global economic recovery broadened in late 2009 and continued into early 2010 as evidence emerged that the US and euro-area economies had returned to positive growth, and many emerging economies in Asia posted near double-digit gains in economic growth. As the global economic rebound gained momentum and the corporate sector continued to strengthen, systemic risk in the markets dramatically receded. Risk assets, or nongovernment sectors of the bond market, extended their rally, and nongovernment debt continued to outperform government bonds as spreads narrowed further.

The six-month period ended March 31, 2010 was marked by the continued strong performance of investment-grade corporate bonds, which returned 3.68% during the period. Spreads continued to tighten, ending the 12-month period at 150 basis points over Treasuries. Spreads on CMBS similarly continued to tighten as investor appetite for risk returned in the market. CMBS ended the period at 323 basis points over Treasuries. CMBS returned 12.68% for the six-month period.

In the Team’s view, opportunities in the credit markets are still attractive. While spreads have tightened significantly and are returning to their long-term averages, the economic recovery continues to provide support for corporates. The Team is maintaining the Portfolio’s overweight in higher-beta (or market-sensitive) corporate issues, although it has tempered some of its most aggressive overweights and the Portfolio’s holdings remain well diversified. The Team has also reduced the Portfolio’s exposure to CMBS, following the rally.

2010 Semi-Annual Report	1

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 3 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting alliancebernstein.com and clicking on “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports”.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at alliancebernstein.com or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

During the reporting period, the Manager waived a portion of its advisory fee or reimbursed Bernstein Intermediate Duration Institutional Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through the Portfolio’s current fiscal year and may be extended by the Manager for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosures

Neither of the following indices or averages reflects fees and expenses associated with the active management of a mutual Portfolio portfolio. The Barclays Capital Aggregate Bond Index represents the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, ABS and CMBS. The Lipper Intermediate Investment Grade Debt Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Analytical Services category; the average portfolios in a category may differ in composition from the portfolio. The Lipper Intermediate Investment Grade Debt Portfolio Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Bernstein Intermediate Duration Institutional Portfolio: Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income-related investments. Similar to direct bond ownership, bond Portfolios have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond Portfolios. The Portfolio invests principally in bonds and other fixed-income securities. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. The Portfolio can invest up to 25% of its assets in below investment-grade (BB or below) bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

The Portfolio can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the US dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

In order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Portfolio’s risks are fully discussed in its prospectus.

2	Sanford C. Bernstein Fund II, Inc.

Historical Performance (continued from previous page)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2010	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional	4.60%	19.61%	5.50%	—	5.50%	May 17, 2002
Barclays Capital Aggregate Bond Index	1.99	7.69	5.44	—	—
Lipper Intermediate Investment Grade Debt Funds Average	3.51	15.35	4.04	—	—

Taxable Bond Portfolio
Intermediate Duration Institutional
Growth of $25,000

*	The Portfolio’s inception date was May 17, 2002.

The chart shows the growth of $25,000 for the Portfolio, benchmark and Lipper average from the first month-end after the Portfolio’s inception date, May 31, 2002, through March 31, 2010.

Portfolio Summary—March 31, 2010 (Unaudited)

Intermediate Duration Institutional
Security Type Breakdown*

*	All Data are as of March 31, 2010. The Portfolio's security type breakdown is expressed as a percentage of the Portfolio’s total investments and may vary over time.

2010 Semi-Annual Report	3

Fund Expenses—March 31, 2010 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2009	ENDING ACCOUNT VALUE MARCH 31, 2010	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Actual	$1,000	$1,046.02	$2.30	0.45%
Hypothetical (5% return before expenses)	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period).

4	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES—INVESTMENT GRADES–36.2%
Industrial–21.1%
Basic–2.7%
Alcoa, Inc. 6.75%, 7/15/18	$1,025	$1,062,277
ArcelorMittal 6.125%, 6/01/18	2,710	2,844,706
ArcelorMittal USA, Inc. 6.50%, 4/15/14	1,110	1,203,198
BHP Billiton Finance USA Ltd. 5.40%, 3/29/17	200	216,170
7.25%, 3/01/16	2,121	2,466,509
The Dow Chemical Co. 7.375%, 11/01/29	175	195,134
7.60%, 5/15/14	1,422	1,623,344
8.55%, 5/15/19	1,393	1,685,169
Eastman Chemical 5.50%, 11/15/19	562	575,438
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	1,375	1,528,946
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	1,200	1,306,500
8.375%, 4/01/17	1,320	1,468,500
Inco Ltd. 7.75%, 5/15/12	2,545	2,787,760
International Paper Co. 5.30%, 4/01/15	1,245	1,315,151
7.50%, 8/15/21	1,082	1,229,492
7.95%, 6/15/18	1,530	1,787,562
Ispat Inland ULC 9.75%, 4/01/14	10	10,325
Packaging Corp. of America 5.75%, 8/01/13	890	947,050
PPG Industries, Inc. 5.75%, 3/15/13	2,035	2,201,304
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	2,595	2,920,849
Union Carbide Corp. 7.75%, 10/01/96	745	637,665

		30,013,049

Capital Goods–1.5%
Boeing Co. 5.125%, 2/15/13	150	162,485
6.00%, 3/15/19	2,325	2,564,935
CRH America, Inc. 6.95%, 3/15/12	10	10,872
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)	236	245,085

	Principal Amount (000)	U.S. $ Value

John Deere Capital Corp. 5.25%, 10/01/12	$2,375	$2,578,519
Lafarge SA 6.15%, 7/15/11	1,494	1,560,519
Owens Corning, Inc. 6.50%, 12/01/16	1,812	1,917,667
Republic Services, Inc. 5.25%, 11/15/21(a)	983	971,764
5.50%, 9/15/19(a)	1,413	1,447,121
Tyco International Finance SA 6.00%, 11/15/13	1,190	1,315,092
8.50%, 1/15/19	975	1,209,159
United Technologies Corp. 4.875%, 5/01/15	1,424	1,544,638
8.75%, 3/01/21	175	230,877
Vulcan Materials Co. 6.30%, 6/15/13	200	219,814

		15,978,547

Communications—Media–2.1%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	1,245	1,366,361
CBS Corp. 5.625%, 8/15/12	585	631,047
6.625%, 5/15/11	500	525,081
8.875%, 5/15/19	1,255	1,516,045
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	1,145	1,529,913
Comcast Corp. 5.30%, 1/15/14	1,175	1,263,326
5.50%, 3/15/11	150	156,058
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14(a)	975	1,018,596
6.375%, 6/15/15	735	763,481
News America Holdings, Inc. 9.25%, 2/01/13	1,375	1,615,672
News America, Inc. 6.55%, 3/15/33	765	776,218
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	1,010	1,260,032
RR Donnelley & Sons Co. 4.95%, 4/01/14	575	577,884
5.50%, 5/15/15	10	10,045
11.25%, 2/01/19	1,395	1,750,513
TCI Communications, Inc. 7.875%, 2/15/26	10	11,462
Time Warner Cable, Inc. 7.50%, 4/01/14	1,145	1,321,850
Time Warner Entertainment Co. 8.375%, 3/15/23	2,490	3,038,901
WPP Finance UK 5.875%, 6/15/14	850	898,786
8.00%, 9/15/14	2,230	2,562,243

		22,593,514

2010 Semi-Annual Report	5

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Communications—Telecommunications–3.0%
America Movil Sab De Cv 5.00%, 3/30/20(a)	$2,379	$2,345,375
AT&T Corp. 8.00%, 11/15/31	370	449,829
Bellsouth Telecommunications I 7.00%, 10/01/25	150	160,795
British Telecommunications PLC 5.15%, 1/15/13	2,155	2,278,624
9.125%, 12/15/10	270	285,127
Embarq Corp. 7.082%, 6/01/16	2,770	3,016,937
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	7,920	8,937,459
Qwest Corp. 7.50%, 10/01/14	1,045	1,141,662
7.875%, 9/01/11	1,460	1,547,600
Telecom Italia Capital SA 6.175%, 6/18/14	2,160	2,308,813
6.375%, 11/15/33	315	291,807
7.175%, 6/18/19	990	1,068,809
US Cellular Corp. 6.70%, 12/15/33	2,950	2,858,863
Verizon Communications, Inc. 4.90%, 9/15/15	1,005	1,078,780
5.25%, 4/15/13	1,515	1,655,133
5.55%, 2/15/16	150	163,993
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	1,356	1,444,362
Vodafone Group PLC 5.35%, 2/27/12	200	213,243
5.50%, 6/15/11	1,870	1,960,845

		33,208,056

Consumer Cyclical—Automotive–0.7%
Daimler Finance North America LLC 4.875%, 6/15/10	635	639,602
5.75%, 9/08/11	700	737,831
7.30%, 1/15/12	786	855,868
7.75%, 1/18/11	292	307,191
Ford Motor Credit Co. LLC 7.00%, 10/01/13	45	46,563
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	1,190	1,212,872
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)	2,094	2,099,275
Volvo Treasury AB 5.95%, 4/01/15(a)	2,092	2,131,635

		8,030,837

Consumer Cyclical—Entertainment–0.9%
CBS Corp. 5.75%, 4/15/20	260	260,702
Time Warner, Inc. 6.875%, 5/01/12	1,810	1,990,918
7.625%, 4/15/31	5	5,711

	Principal Amount (000)	U.S. $ Value

Turner Broadcasting System, Inc. 8.375%, 7/01/13	$2,314	$2,648,556
Viacom, Inc. 5.625%, 9/15/19	2,370	2,461,698
The Walt Disney Co. 5.50%, 3/15/19	1,925	2,090,396

		9,457,981

Consumer Cyclical—Other–0.3%
Marriott International, Inc. Series J 5.625%, 2/15/13	2,601	2,767,370
MDC Holdings, Inc. 5.50%, 5/15/13	20	20,626
Toll Brothers Finance Corp. 5.15%, 5/15/15	300	299,364
6.875%, 11/15/12	66	70,962

		3,158,322

Consumer Cyclical—Retailers–0.2%
CVS Caremark Corp. 6.60%, 3/15/19	1,160	1,296,899
Kohls Corp. 6.25%, 12/15/17	100	111,250
Wal-Mart Stores, Inc. 4.25%, 4/15/13	1,170	1,248,699

		2,656,848

Consumer Non-Cyclical–5.5%
Ahold Finance USA LLC 6.875%, 5/01/29	2,475	2,695,191
Altria Group, Inc. 9.70%, 11/10/18	1,410	1,733,777
AstraZeneca PLC 5.40%, 9/15/12	200	218,408
Avon Products, Inc. 6.50%, 3/01/19	2,305	2,589,610
Baxter FinCo BV 4.75%, 10/15/10	2,428	2,484,478
Bottling Group LLC 6.95%, 3/15/14	2,065	2,390,669
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	1,147	1,178,303
5.875%, 5/15/13	1,810	1,927,974
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	2,420	2,562,940
Campbell Soup Co. 6.75%, 2/15/11	1,955	2,060,664
The Coca-Cola Co. 5.35%, 11/15/17	2,210	2,431,320
ConAgra Foods, Inc. 7.875%, 9/15/10	34	35,057
Delhaize Group SA 5.875%, 2/01/14	620	677,941
Diageo Capital PLC 7.375%, 1/15/14	2,090	2,430,526
Fisher Scientific International, Inc. 6.125%, 7/01/15	367	381,221

6	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Fortune Brands, Inc. 3.00%, 6/01/12	$1,450	$1,452,912
4.875%, 12/01/13	1,257	1,306,224
Johnson & Johnson 5.55%, 8/15/17	2,130	2,352,589
6.95%, 9/01/29	150	179,968
Kraft Foods, Inc. 5.25%, 10/01/13	825	892,637
6.25%, 6/01/12	5,355	5,860,373
The Kroger Co. 6.80%, 12/15/18	923	1,038,179
Pepsico, Inc. 4.65%, 2/15/13	2,220	2,394,732
5.00%, 6/01/18	200	210,765
Pfizer, Inc. 4.50%, 2/15/14	150	160,227
5.35%, 3/15/15	2,350	2,589,359
The Procter & Gamble Co. 4.70%, 2/15/19	2,335	2,394,638
Proctor & Gamble Co. 4.85%, 12/15/15	200	219,296
Reynolds American, Inc. 7.25%, 6/01/13	2,420	2,690,931
7.625%, 6/01/16	405	455,058
Safeway, Inc. 5.80%, 8/15/12	15	16,359
6.50%, 3/01/11	395	414,395
Universal Health Services, Inc. 7.125%, 6/30/16	1,870	2,091,760
Whirlpool Corp. 8.60%, 5/01/14	285	330,753
Wyeth 5.50%, 2/01/14	6,408	7,068,998

		59,918,232

Energy–2.0%
Amerada Hess Corp. 7.875%, 10/01/29	821	983,690
Anadarko Petroleum Corp. 5.95%, 9/15/16	2,472	2,693,172
6.45%, 9/15/36	743	757,221
Apache Corp. 5.25%, 4/15/13	1,300	1,414,485
5.625%, 1/15/17	200	219,699
Baker Hughes, Inc. 6.50%, 11/15/13	1,160	1,326,378
Canadian Natural Resources Ltd. 5.15%, 2/01/13	835	896,524
Conoco Funding Co. 6.35%, 10/15/11	25	26,968
Conoco, Inc. 6.95%, 4/15/29	5	5,739
Hess Corp. 8.125%, 2/15/19	190	231,600
Marathon Oil Corp. 7.50%, 2/15/19	790	927,937

	Principal Amount (000)	U.S. $ Value

Nabors Industries, Inc. 9.25%, 1/15/19	$2,400	$2,985,310
Noble Energy, Inc. 8.25%, 3/01/19	2,315	2,803,706
Valero Energy Corp. 6.125%, 2/01/20	1,118	1,118,283
6.875%, 4/15/12	1,465	1,587,587
Weatherford International Ltd. 5.15%, 3/15/13	1,030	1,094,454
6.00%, 3/15/18	400	417,741
9.625%, 3/01/19	1,165	1,474,153
Williams Cos., Inc. 7.875%, 9/01/21	841	990,209

		21,954,856

Other Industrial–0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)	2,687	2,777,686

Technology–1.5%
Cisco Systems, Inc. 5.25%, 2/22/11	2,210	2,299,976
Computer Sciences Corp. 5.50%, 3/15/13	1,500	1,611,193
Dell, Inc. 5.625%, 4/15/14	1,455	1,601,104
Electronic Data Systems Corp. 7.45%, 10/15/29	5	5,996
Series B 6.00%, 8/01/13	3,478	3,890,543
IBM International Group Capital LLC 5.05%, 10/22/12	200	217,148
Motorola, Inc. 6.50%, 9/01/25	1,350	1,310,958
7.50%, 5/15/25	250	257,625
7.625%, 11/15/10	133	137,858
Oracle Corp. 4.95%, 4/15/13	1,260	1,368,829
5.00%, 1/15/11	5	5,171
5.25%, 1/15/16	925	1,019,016
Tyco Electronics Group SA 6.00%, 10/01/12	100	107,673
Xerox Corp. 7.625%, 6/15/13	515	528,298
8.25%, 5/15/14	1,925	2,235,164

		16,596,552

Transportation—Airlines–0.2%
Southwest Airlines Co. 5.25%, 10/01/14	1,335	1,385,685
5.75%, 12/15/16	890	910,241

		2,295,926

Transportation—Railroads–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	445	483,368

2010 Semi-Annual Report	7

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Transportation—Services–0.2%
Con-way, Inc. 6.70%, 5/01/34	$1,874	$1,700,242
Ryder System, Inc. 5.85%, 11/01/16	741	782,228

		2,482,470

		231,606,244

Financial Institutions –11.1%
Banking–6.4%
American Express Co. 7.25%, 5/20/14	1,130	1,280,592
8.125%, 5/20/19	2,395	2,900,822
ANZ National International Ltd. 6.20%, 7/19/13(a)	1,175	1,298,728
Bank of America Corp. 4.50%, 8/01/10	135	136,623
4.875%, 1/15/13	3,260	3,412,187
5.375%, 9/11/12	15	15,931
7.625%, 6/01/19	1,460	1,670,040
Series L 5.65%, 5/01/18	5	5,058
Bank of Tokyo-Mitsubishi UFJ Ltd./ New York NY 7.40%, 6/15/11	280	299,067
Barclays Bank PLC 8.55%, 6/15/11(a)(b)	1,420	1,427,100
The Bear Stearns Co., Inc. 5.55%, 1/22/17	2,670	2,773,711
5.70%, 11/15/14	3,040	3,310,587
Citigroup, Inc. 5.00%, 9/15/14	3,851	3,845,574
5.30%, 1/07/16	20	20,374
5.50%, 4/11/13	1,205	1,266,191
6.50%, 8/19/13	15	16,170
8.50%, 5/22/19	2,690	3,139,730
Compass Bank 5.50%, 4/01/20	3,254	3,010,848
Countrywide Financial Corp. 5.80%, 6/07/12	420	446,461
6.25%, 5/15/16	1,140	1,170,429
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	1,224	1,258,356
Credit Suisse USA, Inc. 5.50%, 8/15/13	874	956,291
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	770	814,038
5.125%, 1/15/15	850	896,599
5.625%, 1/15/17	100	102,470
7.50%, 2/15/19	4,285	4,896,894
JP Morgan Chase Capital XVIII Series R 6.95%, 8/17/36	200	196,023

	Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 0.399%, 11/01/12(c)	$100	$99,199
6.75%, 2/01/11	200	209,685
JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37	4	3,982
Manufacturers & Traders Trust Co. 8.00%, 10/01/10	300	309,476
Marshall & Ilsley Bank 5.00%, 1/17/17	2,320	2,021,581
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	879	896,274
Morgan Stanley 5.30%, 3/01/13	10	10,642
5.625%, 1/09/12	2,475	2,621,436
6.60%, 4/01/12	1,625	1,763,075
6.625%, 4/01/18	2,535	2,703,778
National Australia Bank Ltd. 3.75%, 3/02/15(a)	1,930	1,937,685
National Capital Trust II 5.486%, 3/23/15(a)(b)	705	643,051
National City Bank of Cleveland Ohio 6.25%, 3/15/11	2,680	2,781,912
Nationwide Building Society 6.25%, 2/25/20(a)	2,705	2,758,099
PNC Funding Corp. 5.125%, 2/08/20	10	10,073
Regions Financial Corp. 6.375%, 5/15/12	1,225	1,228,780
Royal Bank of Scotland Group PLC 5.00%, 10/01/14	85	81,345
SouthTrust Corp. 5.80%, 6/15/14	15	15,907
UFJ Finance Aruba AEC 6.75%, 7/15/13	520	582,929
Union Bank of California 5.95%, 5/11/16	2,790	2,928,655
Wachovia Bank NA 5.60%, 3/15/16	150	157,304
Wachovia Capital Trust III 5.80%, 3/15/11(b)	65	55,088
Wachovia Corp. 5.35%, 3/15/11	50	51,813
5.50%, 5/01/13	2,640	2,851,113
Wells Fargo & Co. 5.625%, 12/11/17	2,540	2,694,600

		69,984,376

Finance–1.1%
General Electric Capital Corp. 4.80%, 5/01/13	5,430	5,770,624
5.375%, 10/20/16	200	211,781
5.625%, 5/01/18	10	10,450
Series A 4.375%, 11/21/11	10	10,455
5.00%, 6/27/18 - 6/30/18	225	223,518
5.50%, 12/18/18	200	200,235

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

6.90%, 9/15/15	$200	$227,455
Series G 5.72%, 8/22/11	250	253,236
HSBC Finance Corp. 5.50%, 1/19/16	100	105,046
7.00%, 5/15/12	1,425	1,554,005
SLM Corp. Series A 5.375%, 1/15/13–5/15/14	3,895	3,712,160

		12,278,965

Insurance–3.3%
Aegon NV 4.75%, 6/01/13	400	420,832
Aetna, Inc. 6.00%, 6/15/16	830	909,978
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	750	811,962
The Allstate Corp. 6.125%, 5/15/37(b)	2,505	2,373,487
Allstate Corp/the 5.00%, 8/15/14	150	160,290
Assurant, Inc. 5.625%, 2/15/14	715	742,395
Coventry Health Care, Inc. 5.95%, 3/15/17	540	515,314
6.125%, 1/15/15	210	208,991
6.30%, 8/15/14	1,670	1,707,396
Genworth Financial, Inc. 6.515%, 5/22/18	2,580	2,541,610
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)	1,255	1,343,800
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	545	539,911
5.50%, 3/30/20	1,503	1,480,317
6.10%, 10/01/41	10	8,931
Humana, Inc. 6.30%, 8/01/18	1,180	1,200,477
6.45%, 6/01/16	245	256,384
7.20%, 6/15/18	510	551,487
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	895	936,801
Lincoln National Corp. 8.75%, 7/01/19	680	831,485
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	1,325	1,687,833
MetLife, Inc. 5.00%, 11/24/13–6/15/15	880	934,957
5.375%, 12/15/12	10	10,819
7.717%, 2/15/19	478	558,142
10.75%, 8/01/39	835	1,076,275
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	2,195	2,501,053
Principal Financial Group, Inc. 7.875%, 5/15/14	1,910	2,161,348

	Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 5.15%, 1/15/13	$1,720	$1,824,989
6.20%, 1/15/15	270	294,738
8.875%, 6/15/38	1,020	1,144,950
Series D 7.375%, 6/15/19	200	229,358
UnitedHealth Group, Inc. 5.25%, 3/15/11	20	20,768
6.00%, 2/15/18	3,320	3,544,754
Wellpoint, Inc. 5.875%, 6/15/17	225	241,576
7.00%, 2/15/19	535	606,683
XL Capital Ltd. 5.25%, 9/15/14	1,565	1,617,803
6.25%, 5/15/27	25	23,572

		36,021,466

REITS– 0.3%
ERP Operating LP 5.25%, 9/15/14	10	10,470
HCP, Inc. 5.95%, 9/15/11	25	26,077
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	1,560	1,523,533
8.125%, 5/01/11	15	15,793
Nationwide Health Properties, Inc. 6.50%, 7/15/11	85	87,863
Simon Property Group LP 5.625%, 8/15/14	2,196	2,328,296

		3,992,032

		122,276,839

Utility– 2.9%
Electric–1.8%
Alabama Power Co. Series 07A 5.55%, 2/01/17	150	158,853
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)	2,355	2,323,935
Ameren Corp. 8.875%, 5/15/14	1,445	1,667,313
Carolina Power & Light Co. 6.50%, 7/15/12	1,395	1,533,092
Enersis SA 7.375%, 1/15/14	5	5,528
FirstEnergy Corp. Series B 6.45%, 11/15/11	241	255,617
Series C 7.375%, 11/15/31	1,668	1,726,187
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	540	589,483
Nisource Finance Corp. 6.80%, 1/15/19	2,715	2,951,525
7.875%, 11/15/10	765	794,347

2010 Semi-Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Pacific Gas & Electric Co. 4.80%, 3/01/14	$1,195	$1,282,291
6.05%, 3/01/34	5	5,149
Progress Energy, Inc. 7.10%, 3/01/11	487	512,154
Public Service Company of Colorado Series 10 7.875%, 10/01/12	545	624,080
The Southern Co. Series A 5.30%, 1/15/12	889	945,120
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	1,180	1,281,789
Teco Finance, Inc. 4.00%, 3/15/16	590	581,401
5.15%, 3/15/20	725	715,939
Union Electric Co. 6.70%, 2/01/19	255	282,082
Wisconsin Energy Corp. 6.25%, 5/15/67(b)	1,279	1,215,050

		19,450,935

Natural Gas–1.0%
DCP Midstream LLC 5.35%, 3/15/20(a)	609	610,235
6.875%, 2/01/11	239	250,351
Duke Energy Field Services Corp. 7.875%, 8/16/10	435	446,188
Energy Transfer Partners LP 6.125%, 2/15/17	10	10,748
6.70%, 7/01/18	1,645	1,796,919
7.50%, 7/01/38	1,820	2,038,371
Enterprise Products Operating LLC Series G 5.60%, 10/15/14	705	763,080
EQT Corp. 8.125%, 6/01/19	265	314,830
TransCanada Pipelines Ltd. 6.35%, 5/15/67(b)	2,725	2,592,824
Williams Partners Lp 5.25%, 3/15/20(a)	1,838	1,841,746

		10,665,292

Other Utility–0.1%
Veolia Environnement 6.00%, 6/01/18	1,730	1,850,515

		31,966,742

Non Corporate Sectors–1.1%
Agencies—Not Government Guaranteed–1.1%
Gaz Capital SA 6.212%, 11/22/16(a)	4,975	5,124,250
Petrobras International Finance 5.75%, 1/20/20	4,065	4,164,556

	Principal Amount (000)	U.S. $ Value

TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)	$2,705	$3,235,856

		12,524,662

Total Corporates—Investment Grades (cost $372,855,467)		398,374,487

GOVERNMENTS—TREASURIES–20.4%
United States–20.4%
U.S. Treasury Bonds 3.75%, 11/15/18	12,072	12,163,079
4.50%, 2/15/36	29,390	28,705,771
4.75%, 2/15/37	640	648,800
U.S. Treasury Notes 1.125%, 12/15/11	480	482,137
1.75%, 11/15/11	3,720	3,776,090
2.25%, 1/31/15	61,008	60,345,811
2.375%, 8/31/14	57,825	57,960,542
2.625%, 7/31/14	65	65,889
3.375%, 11/15/19	57,690	55,666,350
3.625%, 12/31/12	3,885	4,114,456

Total Governments—Treasuries (cost $227,375,635)		223,928,925

MORTGAGE PASS-THRU'S–14.8%
Agency Fixed Rate 30-Year–13.6%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35–12/01/35	6,803	6,856,232
5.50%, 1/01/35	58	61,802
Series 2007 4.50%, 1/01/37	30	30,680
5.50%, 7/01/35	2,864	3,042,043
Series 2008 5.50%, 4/01/38	22	22,865
Federal National Mortgage Association 6.00%, TBA	14,830	15,821,756
Series 2003 5.00%, 11/01/33	6,147	6,377,560
5.50%, 4/01/33–7/01/33	11,231	11,918,758
Series 2004 5.50%, 4/01/34–11/01/34	9,410	9,972,457
6.00%, 9/01/34	557	600,996
Series 2005 4.50%, 5/01/35–9/01/35	13,490	13,620,714
5.50%, 2/01/35	9,653	10,239,253
6.00%, 4/01/35	5,141	5,546,285
Series 2006 5.00%, 2/01/36	17,760	18,372,159
5.50%, 4/01/36	1,970	2,082,562
6.50%, 1/01/36	74	81,761
Series 2007 4.50%, 9/01/35–3/01/36	8,466	8,571,751

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

5.00%, 11/01/35–7/01/36	$40	$41,577
5.50%, 5/01/36	127	133,777
Series 2008 5.50%, 12/01/35–3/01/37	13,322	14,083,735
6.00%, 3/01/37	20,765	22,221,863

		149,700,586

Agency ARMs–1.2%
Federal Home Loan Mortgage Corp. Series 2005 4.76%, 5/01/35(c)	1,714	1,781,490
Series 2006 5.569%, 12/01/36(c)	69	72,311
Series 2008 5.593%, 11/01/37(b)	1,438	1,520,383
Federal National Mortgage Association
Series 2003 4.787%, 12/01/33(b)	1,665	1,746,395
Series 2006 5.444%, 2/01/36(b)	2,099	2,213,544
6.137%, 3/01/36 (b)	1,551	1,623,133
Series 2007 4.728%, 3/01/34(b)	1,585	1,648,604
5.893%, 3/01/37(b)	19	19,709
5.973%, 2/01/37(c)	18	18,433
Series 2009 3.965%, 5/01/38(c)	2,022	2,104,775

		12,748,777

Total Mortgage Pass-Thru's (cost $154,408,933)		162,449,363

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.2%
Non-Agency Fixed Rate CMBS–9.1%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4 5.179%, 9/10/47	250	260,217
Series 2006-5, Class A4 5.414%, 9/10/47	5,570	5,575,061
Series 2007-5, Class A4 5.492%, 2/10/51	30	28,483
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.719%, 9/11/38	1,420	1,483,279
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.373%, 4/15/40	25	26,377
Commercial Mortgage Pass Through Certificates Series 2005-C6, Class A5A 5.116%, 6/10/44	1,700	1,757,569
Series 2006-C8, Class A4 5.306%, 12/10/46	3,895	3,809,867

	Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38	$5,275	$5,324,263
Series 2006-C4, Class A3 5.467%, 9/15/39	220	211,342
Series 2006-C5, Class A3 5.311%, 12/15/39	3,080	2,906,950
CS First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37	1,220	1,251,877
Series 2005-C1, Class A4 5.014%, 2/15/38	4,425	4,521,306
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4 5.736%, 12/10/49	40	38,882
Series 2007-GG9, Class A4 5.444%, 3/10/39	3,355	3,262,732
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44	1,460	1,484,545
Series 2006-CB15, Class A4 5.814%, 6/12/43	4,980	5,137,997
Series 2006-CB16, Class A4 5.552%, 5/12/45	3,890	3,952,987
Series 2006-CB17, Class A4 5.429%, 12/12/43	5,845	5,868,116
Series 2007-C1, Class A4 5.716%, 2/15/51	40	37,795
Series 2007-LD11, Class A4 5.818%, 6/15/49	4,905	4,703,393
Series 2007-LDPX, Class A3 5.42%, 1/15/49	5,500	5,298,439
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32	25	25,556
Series 2005-C1, Class A4 4.742%, 2/15/30	35	35,414
Series 2006-C1, Class A4 5.156%, 2/15/31	25	25,351
Series 2006-C3, Class A4 5.661%, 3/15/39	620	634,861
Series 2006-C4, Class A4 5.883%, 6/15/38	125	131,334
Series 2006-C6, Class A4 5.372%, 9/15/39	4,640	4,720,466
Series 2006-C7, Class A3 5.347%, 11/15/38	3,915	3,929,408
Series 2007-C1, Class A4 5.424%, 2/15/40	25	24,217
Series 2008-C1, Class A2 6.155%, 4/15/41	3,290	3,444,902

2010 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.908%, 6/12/46	$2,180	$2,291,649
Series 2007-9, Class A4 5.70%, 9/12/49	30	28,282
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44	5,240	4,698,720
Series 2007-IQ13, Class A4 5.364%, 3/15/44	2,775	2,692,941
Series 2007-T27, Class A4 5.649%, 6/11/42	6,210	6,421,675
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	5,315	5,417,369
Series 2007-C31, Class A4 5.509%, 4/15/47	5,345	4,834,841
Series 2007-C32, Class A3 5.74%, 6/15/49	4,140	3,886,225

		100,184,688

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.67%, 3/06/20(a)(c)	1,180	1,015,635

Total Commercial Mortgage-Backed Securities (cost $99,233,749)		101,200,323

CORPORATES—NON-INVESTMENT GRADES–4.1%
Industrial–2.3%
Basic–0.4%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	730	602,250
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)	1,035	1,139,794
Stora Enso Oyj 7.375%, 5/15/11	80	82,784
United States Steel Corp. 6.05%, 6/01/17	2,875	2,767,187
Westvaco Corp. 8.20%, 1/15/30	435	478,182

		5,070,197

Capital Goods–0.7%
Case New Holland, Inc. 7.125%, 3/01/14	510	516,375
Masco Corp. 6.125%, 10/03/16	3,230	3,220,849
Mohawk Industries, Inc. 6.875%, 1/15/16	2,945	3,040,713
Textron Financial Corp. 4.60%, 5/03/10	194	193,987
5.40%, 4/28/13	380	390,443

		7,362,367

	Principal Amount (000)	U.S. $ Value

Communications—Media–0.2%
Cablevision Systems Corp. Series B 8.00%, 4/15/12	$755	$806,906
Clear Channel Communications, Inc. 5.50%, 9/15/14	1,640	1,041,400
Univision Communications, Inc. 12.00%, 7/01/14(a)	209	228,855

		2,077,161

Communications—Telecommunications–0.2%
Cricket Communications, Inc. 7.75%, 5/15/16	455	472,062
Qwest Communications International, Inc. 7.50%, 2/15/14	425	432,438
Series B 7.50%, 2/15/14	250	254,375
Windstream Corp. 7.875%, 11/01/17	760	748,600

		1,907,475

Consumer Cyclical—Automotive–0.1%
Goodyear Tire & Rubber Co./The 9.00%, 7/01/15	1,005	1,037,662

Consumer Cyclical—Other–0.3%
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12	2,621	2,837,233
William Lyon Homes, Inc. 10.75%, 4/01/13	100	86,750

		2,923,983

Consumer Cyclical—Retailers–0.0%
Limited Brands, Inc. 6.90%, 7/15/17	409	417,180

Consumer Non-Cyclical–0.2%
Bausch & Lomb, Inc. 9.875%, 11/01/15	915	967,613
HCA, Inc. 8.50%, 4/15/19(a)	1,265	1,360,666
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14	55	56,031
Stater Brothers Holdings 8.125%, 6/15/12	65	65,325
Tyson Foods, Inc. 7.85%, 4/01/16	15	16,125
8.25%, 10/01/11	75	80,812

		2,546,572

Energy–0.1%
Pride International, Inc. 7.375%, 7/15/14	5	5,150
Tesoro Corp. 6.50%, 6/01/17	1,160	1,067,200

		1,072,350

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Services–0.0%
Service Corp. International 6.75%, 4/01/16		$5	$4,900

Transportation—Airlines–0.1%
UAL Pass Through Trust Series 071A 6.636%, 7/02/22		1,113	1,029,334

Transportation—Railroads–0.0%
Trinity Industries, Inc. 6.50%, 3/15/14		5	5,081

			25,454,262

Financial Institutions–1.3%
Banking–0.8%
ABN Amro Bank NV 4.31%, 3/10/16(b)	EUR	625	569,806
BankAmerica Capital II Series 2 8.00%, 12/15/26		$1,298	1,304,490
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(b)	EUR	300	240,078
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		$3,655	3,161,575
RBS Capital Trust III 5.512%, 9/30/14(b)		2,085	1,245,787
Union Planters Corp. 7.75%, 3/01/11		1,900	1,930,125

			8,451,861

Brokerage–0.1%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(d)		1,108	257,610
7.875%, 11/01/09(d)		2,323	540,098
Series G 4.80%, 3/13/14(d)		698	162,285

			959,993

Finance–0.0%
International Lease Finance Corp. 5.125%, 11/01/10		100	100,118
5.65%, 6/01/14		333	308,627

			408,745

Insurance–0.4%
ING Capital Funding Trust III 8.439%, 12/31/10(b)		1,570	1,483,650
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		1,240	1,097,400
XL Capital Ltd. Series E 6.50%, 4/15/17(b)		1,445	1,228,250

			3,809,300

			13,629,899

	Principal Amount (000)	U.S. $ Value

Utility–0.5%
Electric–0.5%
The AES Corp. 7.75%, 3/01/14–10/15/15	$1,020	$1,040,950
CMS Energy Corp. 8.75%, 6/15/19	695	784,718
Dynegy Holdings, Inc. 8.375%, 5/01/16	1,175	975,250
Edison Mission Energy 7.00%, 5/15/17	865	603,337
NRG Energy, Inc. 7.25%, 2/01/14	1,085	1,093,137
7.375%, 2/01/16	635	630,238
RRI Energy, Inc. 7.625%, 6/15/14	575	537,625

		5,665,255

Total Corporates—Non-Investment Grades (cost $45,582,460)		44,749,416

CMOS–2.9%
Agency Floating Rate–2.2%
Fannie Mae REMICS Series 2004-92, Class FD 0.60%, 5/25/34(c)	3,625	3,605,459
Series 2005-72, Class AF 0.546%, 8/25/35(c)	3,296	3,268,770
Series 2006-42, Class JF 0.76%, 6/25/36(c)	3,214	3,212,554
Federal National Mortgage Association Series 2005-21, Class FM 0.596%, 3/25/35(c)	4,502	4,476,036
Series 2005-99, Class AF 0.596%, 12/25/35(c)	3,330	3,290,659
Freddie Mac REMICS Series 2920, Class F 0.53%, 1/15/35(c)	3,323	3,305,118
Series 3001, Class HN 0.53%, 5/15/35(c)	3,331	3,304,539

		24,463,135

Non-Agency ARMs–0.5%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 5.796%, 5/25/36(b)	66	30,212
Series 2007-1, Class 21A1 5.516%, 1/25/47(b)	196	108,358
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.137%, 5/25/35(b)	2,179	1,908,245
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(c)	149	99,272
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.447%, 6/25/46(b)	4,150	1,707,121

2010 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.844%, 5/25/36(b)	$1,414	$842,124
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.129%, 12/25/35(b)	6	5,936
Residential Funding Mortgage Securities, I Inc. Series 2005-SA3, Class 3A 5.248%, 8/25/35(b)	79	70,426

		4,771,694

Non-Agency Floating Rate–0.2%
Banc of America Funding Corp. Series 2007-B, Class A1 0.45%, 4/20/47(c)	94	56,553
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.463%, 12/25/35(c)	872	480,499
Series 2006-OA14, Class 3A1 1.313%, 11/25/46(c)	2,637	1,139,254
Lehman XS Trust Series 2007-4N, Class M1 0.696%, 3/25/47(c)	96	266
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.566%, 10/25/28(c)	9	7,572
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.44%, 7/20/36(c)	43	34,694
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 0.57%, 10/19/34(c)	857	723,654
WaMu Mortgage Pass Through Certificates Series 2005-AR13, Class B1 0.846%, 10/25/45(c)	57	5,427
Series 2005-AR13, Class B2 0.876%, 10/25/45(c)	57	3,773
Series 2007-OA1, Class A1A 1.171%, 2/25/47(c)	80	40,719
Series 2007-OA3, Class B1 0.696%, 4/25/47(c)	25	374

		2,492,785

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.52%, 5/28/35	323	299,009

Non-Agency Fixed Rate–0.0%
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 6.05%, 7/25/36	90	54,994

	Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	$248	$234,184

		289,178

Total CMOs (cost $37,954,948)		32,315,801

BANK LOANS–1.8%
Industrial–1.5%
Basic–0.1%
Hexion Specialty Chemicals, Inc. 4.06%, 5/05/15(c)	291	273,173
Ineos US Finance LLC 7.50%, 12/16/13(c)	99	96,866
8.00%, 12/16/14(c)	99	97,361
John Maneely Co. 3.50%, 12/09/13(c)	340	322,553
Lyondell Chemical Company (New Money Dip) 13.00%, 6/03/10(e)	134	138,721
Lyondell Chemical Company (New Roll-Up Dip) 5.80%–6.56%, 6/03/10(c)	134	142,025
Univar, Inc. 3.25%, 10/10/14(c)	237	227,414

		1,298,113

Capital Goods–0.1%
Hawker Beechcraft Acquisition Co. LLC 2.25%–2.29%, 3/26/14(c)	141	117,975
2.29%, 3/26/14(c)	8	7,017
Manitowoc Co., Inc. 7.50%, 11/06/14(c)	243	243,227
Ravago Holding America, Inc. 3.06%, 1/30/14(c)	421	393,869
Sequa Corp. 3.48%–3.89%, 12/03/14(c)	278	258,472
Tegrant Corp. (SCA Packaging) 5.80%, 3/08/15(c)	296	206,976

		1,227,536

Communications—Media–0.1%
Clear Channel Communications, Inc. 3.90%, 1/29/16(c)	212	171,196
SuperMedia, Inc (fka Idearc Inc) 11.00%, 12/31/15(c)	360	338,749
Univision Communications, Inc. 2.54%, 9/29/14(c)	625	556,275

		1,066,220

Communications—Telecommunications–0.0%
Sorenson Communications, Inc. 6.00%, 8/16/13(c)	352	342,990

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical—Automotive–0.0%
Ford Motor Co. 3.23%–3.26%, 12/15/13(c)	$459	$443,868

Consumer Cyclical—Other–0.1%
Harrah’s Operating Co., Inc. 3.25%–3.29%, 1/28/15(c)	415	356,853
Las Vegas Sands LLC 2.05%, 5/23/14(c)	518	473,428
On Assignment, Inc. 6.75%, 1/31/13(c)	403	394,936
VML US Finance LLC 4.80%, 5/27/13(c)	208	201,510

		1,426,727

Consumer Cyclical—Retailers–0.1%
Michaels Stores, Inc. 2.50%–2.56%, 10/31/13(c)	101	95,535
4.75%–4.81%, 7/31/16(c)	135	131,517
Neiman Marcus Group, Inc. 2.23%–2.25%, 4/06/13(c)	492	465,469

		692,521

Consumer Non-Cyclical–0.1%
Fenwal, Inc. 2.50%, 2/28/14(c)	819	712,831

Energy–0.1%
Ashmore Energy International 3.25%, 3/30/12(c)	90	82,969
3.29%, 3/30/14(c)	366	338,482
Dalbo, Inc. 7.00%, 8/27/12(c)	332	246,186
Infrastrux Group, Inc. 8.00%, 11/03/12(c)(f)	753	748,934

		1,416,571

Other Industrial–0.1%
Education Management LLC 2.06%, 6/03/13(c)	466	451,018
Swift Transportation Co., Inc. 8.25%, 5/12/14(c)	336	321,111

		772,129

Services–0.2%
Collins & Aikman Floorcoverings, Inc. (Tandus) 2.75%, 5/08/14(c)	470	419,370
Koosharem Corp. 6/30/14(g)	500	376,250
Sabre, Inc. 2.25%, 9/30/14(c)	495	461,246
Travelport LLC 2.79%, 8/23/13(c)	400	388,302
West Corp. 2.62%–2.63%, 10/24/13(c)	960	931,363

		2,576,531

	Principal Amount (000)	U.S. $ Value

Technology–0.4%
Avaya, Inc. 3.00%, 10/24/14(c)	$248	$221,071
Dealer Computer Services, Inc. 2.25%, 10/26/12(c)	750	730,424
5.75%, 10/26/13(c)	500	472,500
Dresser, Inc. 2.50%, 5/04/14(c)	485	465,702
First Data Corp. 3.00%–3.04%, 9/24/14(c)	242	214,023
Freescale Semiconductor, Inc. 4.48%, 12/01/16(c)	402	376,980
IPC Systems, Inc. 2.50%–2.54%, 6/02/14(c)	682	613,219
5.54%, 6/01/15(c)	750	619,500
Sitel, LLC (ClientLogic) 5.75%, 1/30/14(c)	413	406,095
Sungard Data Systems, Inc. 1.98%, 2/28/14(c)	17	16,123

		4,135,637

Transportation—Airlines–0.1%
Delta Air Lines, Inc. 3.50%, 4/30/14(c)	495	452,032

Transportation—Services–0.0%
Oshkosh Truck Corp. 6.25%–6.26%, 12/06/13(c)	93	92,750

		16,656,456

Utility–0.2%
Electric–0.2%
FirstLight Power Resources, Inc. 4.81%, 5/01/14(c)	800	716,000
GBGH, LLC (US Energy) 4.00%, 6/09/13(c)(h)(i)	308	156,299
12.00%, 6/09/14(c)(f)(h)(i)	102	0
Texas Competitive Electric Holdings Co. LLC 3.73%–3.79%, 10/10/14(c)	1,369	1,118,967

		1,991,266

Financial Institutions–0.1%
Finance–0.1%
CIT Group, Inc. 13.00%, 1/20/12(c)	648	670,674
International Lease Finance Corp. (Delos Aircraft, Inc.) 6.75%, 3/17/15(c)	156	159,792
7.00%, 3/17/16(c)	114	115,716

		946,182

Total Bank Loans (cost $20,359,301)		19,593,904

2010 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS—SOVEREIGN BONDS–1.6%
Brazil–0.3%
Republic of Brazil 8.25%, 1/20/34	$3,040	$3,876,000

Croatia–0.3%
Republic of Croatia 6.75%, 11/05/19(a)	2,700	2,971,185

Lithuania–0.3%
Republic of Lithuania 6.75%, 1/15/15(a)	2,580	2,816,297

Peru–0.5%
Republic of Peru 8.375%, 5/03/16	1,470	1,788,255
9.875%, 2/06/15	3,150	3,984,750

		5,773,005

Poland–0.0%
Poland Government International Bond 6.375%, 7/15/19	390	427,830

Russia–0.2%
Russian Federation 7.50%, 3/31/30(a)	1,696	1,954,303

Total Governments—Sovereign Bonds (cost $15,431,303)		17,818,620

ASSET-BACKED SECURITIES–1.5%
Home Equity Loans—Floating Rate–0.9%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.516%, 5/25/37(c)	65	2,600
Countrywide Asset-Backed Certificates Series 2002-4, Class A1 0.986%, 2/25/33(c)	4	3,130
Series 2006-S5, Class A1 0.356%, 6/25/35(c)	2	1,841
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.50%, 1/20/35(c)	710	633,800
Series 2006-1, Class M1 0.52%, 1/20/36(c)	42	33,753
Series 2007-1, Class M1 0.62%, 3/20/36(c)	135	62,058
Series 2007-2, Class M1 0.55%, 7/20/36(c)	40	14,052
Home Equity Asset Trust Series 2007-2, Class M1 0.676%, 7/25/37(c)	3,217	27,993
Series 2007-3, Class M1 0.596%, 8/25/37(c)	4,590	166,498
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class M2 0.636%, 1/25/36(c)	1,515	448,267
Series 2007-WF1, Class 2A2 0.376%, 5/25/37(c)	7,980	6,153,116

	Principal Amount (000)	U.S. $ Value

Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.356%, 11/25/36(c)	$123	$87,582
Master Asset Backed Securities Trust Series 2006-NC2, Class A3 0.356%, 8/25/36(c)	209	108,649
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.376%, 4/25/37(c)	2,707	1,911,426
Novastar Home Loan Equity Series 2007-2, Class M1 0.546%, 9/25/37(c)	25	776
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.476%, 2/25/37(c)	1,200	6,378
RAAC Series Series 2006-SP3, Class A1 0.326%, 8/25/36(c)	1	669
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.376%, 7/25/37(c)	110	52,479
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.546%, 4/25/34(c)	56	43,616

		9,758,683

Credit Cards—Fixed Rate–0.3%
Citibank Credit Card Issuance Trust Series 2009-A5, Class A5 2.25%, 12/23/14	3,360	3,385,394

Credit Cards—Floating Rate–0.1%
Discover Card Master Trust Series 2010-A1, Class A1 0.88%, 9/15/15(c)	1,218	1,218,143

Home Equity Loans—Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.354%, 12/25/32	496	378,267
Bayview Financial Acquisition Trust Series 2005-D, Class AF2 5.402%, 12/28/35	68	65,446
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	477	413,210
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	109	48,947
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33	47	40,647
Series 2005-CB4, Class AF2 4.751%, 8/25/35	91	87,810

		1,034,327

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)	U.S. $ Value

Other ABS—Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	$700	$681,147

Other ABS—Floating Rate–0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.346%, 2/25/47(c)(j)	1,410	7,050

Total Asset-Backed Securities (cost $30,497,331)		16,084,744

INFLATION-LINKED SECURITIES–1.0%
United States–1.0%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $10,786,573)	10,339	11,137,124

AGENCIES–0.9%
Agency Debentures–0.9%
Citigroup Funding, Inc.—FDIC Insured 0.169%, 5/05/11(c)	50	49,997
Federal National Mortgage Association 6.25%, 5/15/29	8,460	9,558,302
6.625%, 11/15/30	600	717,041

Total Agencies (cost $10,690,073)		10,325,340

GOVERNMENTS—SOVEREIGN AGENCIES–0.8%
Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	5	5,454

United Kingdom–0.8%
The Royal Bank of Scotland PLC 1.45%, 10/20/11(a)	8,302	8,338,097

Total Governments—Sovereign Agencies (cost $8,302,321)		8,343,551

QUASI-SOVEREIGNS–0.7%
Malaysia–0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	2,785	2,823,221

Russia–0.5%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)	4,579	5,128,480

Total Quasi-Sovereigns (cost $7,360,255)		7,951,701

	Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.2%
United States–0.2%
California State 7.625%, 3/01/40(k) (cost $2,685,590)	$2,630	$2,738,277

	Shares

PREFERRED STOCKS–0.1%
Financial Institutions–0.1%
Finance–0.1%
Citigroup Capital XII 8.50%	42,000	1,078,140

Non Corporate Sectors–0.0%
Agencies—Government Sponsored–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(b)	39,550	50,229
Federal National Mortgage Association 8.25%(b)	59,175	75,152

		125,381

Total Preferred Stocks (cost $3,518,125)		1,203,521

	Principal Amount (000)

EMERGING MARKETS—CORPORATE BONDS–0.1%
Industrial–0.1%
Energy–0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $856,072)	$859	953,490

SUPRANATIONALS–0.0%
European Investment Bank 5.125%, 5/30/17 (cost $16,290)	15	16,480

	Shares
WARRANTS–0.0%
Warrants–0.0%
GBGH, LLC, expiring 6/09/19(l) (cost $0)	556	0

2010 Semi-Annual Report	17

Schedule of Investments (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–4.3%
Investment Companies–4.3%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.12%(m) (cost $46,823,035)	46,823,035	$46,823,035

Total Investments—100.6% (cost $1,094,734,321)		1,106,008,102

Other assets less liabilities—(0.6)%		(7,094,876)

Net Assets—100.0%		$1,098,913,226

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr Futures	100	June 2010	$11,489,916	$11,484,375		$(5,541)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Euro	Settling 6/16/10	28	$37,840	$38,158	$318
Euro	Settling 6/16/10	17,264	23,247,516	23,318,998	71,482
New Zealand Dollar	Settling 5/25/10	3,359	2,345,211	2,378,120	32,909

Sale Contracts:
Euro	Settling 6/16/10	17,952	24,258,954	24,247,832	11,122
New Zealand Dollar	Settling 5/25/10	3,359	2,356,665	2,378,121	(21,456)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate market value of these securities amounted to $80,449,576 or 7.3% of net assets.
(b)	Variable rate coupon, rate shown as of March 31, 2010.
(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.
(d)	Security is in default and is non-income producing.
(e)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $46,226 and $1,549, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(f)	Pay-In-Kind Payments (PIK).
(g)	This position or a portion of this position represents an unsettled loan purchase. At March 31, 2010, the market value and unrealized gain/(loss) of these unsettled loan purchases amounted to $376,250 and $(7,500), respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(h)	Illiquid security.
(i)	Fair valued.
(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of March 31, 2010, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.346%, 2/25/47	5/25/2007	$ 1,377,685	$7,050	0.0%

18	Sanford C. Bernstein Fund II, Inc.

(k)	When-Issued or delayed delivery security.
(l)	Non-income producing security.
(m)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2010, the fund's total exposure to subprime investments was 1.49% of net assets. These investments are valued in accordance with the fund's Valuation Policies (see Note 1. A for additional details).

Currency Abbreviations:

EUR—Euro Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CDO—Collateralized Debt Obligation

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

LP—Limited Partnership

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

2010 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2010 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers (cost $1,047,911,286)	$1,059,185,067
Affiliated issuers (cost $46,823,035)	46,823,035
Cash in bank (a)	80,000
Receivables:
Interest & dividends	11,473,486
Investment securities sold	1,381,577
Capital shares sold	1,362,712
Margin due from broker on futures contracts	22,656
Unrealized appreciation of forward currency exchange contracts	115,831
Other asset	690,830 (b)

Total assets	1,121,135,194

LIABILITIES
Due to custodian	163,643
Payables:
Dividends to shareholders	1,263,162
Investment securities purchased	20,312,592
Management fee	380,752
Accrued expenses	80,363
Unrealized depreciation of forward currency exchange contracts	21,456

Total liabilities	22,221,968

NET ASSETS	$1,098,913,226

SHARES OF CAPITAL STOCK OUTSTANDING	71,552,031

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.36

NET ASSETS CONSIST OF:
Capital stock, at par*	$71,552
Additional paid-in capital	1,094,527,382
Undistributed net investment income/(excess distributions)	(3,812,765)
Accumulated net realized loss on investment and foreign currency transactions	(3,234,586)
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	11,268,240
Foreign currency denominated assets and liabilities	93,403

$1,098,913,226

(a) An amount of $80,000 has been segregated to collateralize margin requirements for the open futures contracts at March 31, 2010.

(b) See Note 5.

* The Sanford C. Bernstein Fund II, Inc., has authorized 300 million shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

20	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the six months ended March 31, 2010 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$24,528,344
Dividends—Affiliated issuers	30,211

Total income	24,558,555

Expenses:
Management fee (see Note 2A)	2,703,997
Custodian fee	114,173
Transfer Agent fee	6,181
Directors’ fees and expenses	26,299
Auditing and tax fees	24,024
Registration fees	17,310
Legal fees	13,321
Printing fees	6,465
Miscellaneous	15,039

Total expenses	2,926,809
Less: expenses waived and reimbursed by the Adviser	(472,127)

Net expenses	2,454,682

Net investment income	22,103,873

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	3,432,272
Futures transactions	261,082
Foreign currency transactions	275,563
Swap transactions	1,797,176

Net realized gain on investment and foreign currency transactions	5,766,093

Net change in unrealized appreciation/depreciation of:
Investments, futures and swaps	20,833,217
Foreign currency denominated assets and liabilities	702,999

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	21,536,216

Net realized and unrealized gain on investment and foreign currency transactions	27,302,309

Net increase in net assets resulting from operations	$49,406,182

See Notes to Financial Statements.

2010 Semi-Annual Report	21

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$22,103,873	$48,869,094
Net realized gain (loss) on investment and foreign currency transactions	5,766,093	(1,742,802)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	21,536,216	85,601,446

Net increase in net assets resulting from operations	49,406,182	132,727,738

Dividends and distributions to shareholders:
Dividends from net investment income	(24,299,738)	(49,766,220)
Distributions from net realized gain on investment transactions	(6,325,284)	(5,438,694)

Total dividends and distributions to shareholders	(30,625,022)	(55,204,914)

Capital-share transactions:
Net proceeds from sales of shares	218,803,045	279,820,502
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	16,998,709	25,941,572

Total proceeds from shares sold	235,801,754	305,762,074
Cost of shares redeemed	(182,507,597)	(384,092,630)

Net increase (decrease) in net assets from capital-share transactions	53,294,157	(78,330,556)

Net increase (decrease) in net assets	72,075,317	(807,732)

NET ASSETS:
Beginning of period	1,026,837,909	1,027,645,641

End of period (a)	$1,098,913,226	$1,026,837,909

(a) Includes excess distributions of:	$(3,812,765)	$(1,616,900)

See Notes to Financial Statements.

22	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$15.10		$13.93	$14.98	$15.06	$15.25		$15.48

Income from investment operations:
Investment income, net(†)	0.31		0.70	0.73	0.73	0.70		0.64
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.38		1.26	(1.00)	(0.04)	(0.18)		(0.13)
Contributions from Adviser	0		0	0 (a)	0	0		0

Total from investment operations	0.69		1.96	(0.27)	0.69	0.52		0.51

Less distributions:
Dividends from taxable net investment income	(0.34)		(0.71)	(0.78)	(0.77)	(0.71)		(0.65)
Dividends from net realized gain on investment transactions	(0.09)		(0.08)	0	0	0		(0.09)

Total distributions	(0.43)		(0.79)	(0.78)	(0.77)	(0.71)		(0.74)

Net asset value, end of period	$15.36		$15.10	$13.93	$14.98	$15.06		$15.25

Total return (b)	4.60%		14.80%	(1.96)% *^	4.68%	3.53%		3.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,098,913		$1,026,838	$1,027,646	$1,068,490	$757,802		$650,915
Average net assets (000 omitted)	$1,093,967		$967,750	$1,085,900	$904,442	$710,128		$611,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	**	0.45%	0.45%	0.45%	0.45%	(c)	0.45%
Expenses, before waivers/reimbursements	0.54%	**	0.54%	0.54%	0.56%	0.58%	(c)	0.57%
Net investment loss	4.05%	**	5.05%	4.93%	4.86%	4.68%	(c)	4.16%
Portfolio turnover rate	52%		75%	99%	219%	511%		619%

(†)	Based on average shares outstanding.
*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008 by 0.05%.
**	Annualized.
^	The total return includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.15)%.
(a)	Amount is less than $.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2010 Semi-Annual Report	23

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”) which commenced offering on May 17, 2002, through an investment of securities received in an in-kind redemption in the amount of $149,411,702 from the Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in short term money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability

24	Sanford C. Bernstein Fund II, Inc.

based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2010:

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grades	$—	$397,075,759	$1,298,728	$398,374,487
Governments—Treasuries	—	223,928,925	—	223,928,925
Mortgage Pass-Thru’s	—	162,449,363	—	162,449,363
Commercial Mortgage-Backed Securities	—	95,366,104	5,834,219	101,200,323
Corporates—Non-Investment Grades	—	43,720,082	1,029,334	44,749,416
CMOs	—	24,762,144	7,553,657	32,315,801
Bank Loans	—	—	19,593,904	19,593,904
Governments—Sovereign Bonds	—	17,818,620	—	17,818,620
Asset-Backed Securities	—	4,603,537	11,481,207	16,084,744
Inflation-Linked Securities	—	11,137,124	—	11,137,124
Agencies	—	10,325,340	—	10,325,340
Governments—Sovereign Agencies	—	8,343,551	—	8,343,551
Quasi-Sovereigns	—	7,951,701	—	7,951,701
Local Governments—Municipal Bonds	—	2,738,277	—	2,738,277
Preferred Stocks	—	1,203,521	—	1,203,521
Emerging Markets—Corporate Bonds	—	953,490	—	953,490
Supranationals	—	16,480	—	16,480
Warrants	—	—	—	—
Short-Term Investments	46,823,035	—	—	46,823,035
Total Investments in Securities	46,823,035	1,012,394,018	46,791,049	1,106,008,102
Other Financial Instruments*:
Assets	—	115,831	—	115,831
Liabilities	(5,541)	(21,456)	—	(26,997)
Total	$46,817,494	$1,012,488,393	$46,791,049	$1,106,096,936

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

2010 Semi-Annual Report	25

Notes to Financial Statements (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATES - INVESTMENT GRADES	COMMERCIAL MORTGAGE- BACKED SECURITIES	CORPORATES - NON-INVESTMENT GRADES	CMOS
Balance as of 9/30/09	$12,480,303	$4,345,293	$3,320,641	$8,009,924
Accrued discounts/premiums	103	1,178	1,028	2,633
Realized gain (loss)	—	—	594	20,932
Change in unrealized appreciation/depreciation	26,288	461,480	97,115	744,720
Net purchases (sales)	—	—	(25,931)	(1,224,552)
Net transfers in and/or out of Level 3	(11,207,966)	1,026,268	(2,364,113)	—

Balance as of 3/31/10	$1,298,728	$5,834,219	$1,029,334	$7,553,657

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$26,288	$461,480	$97,115	$740,625

	BANK LOANS	GOVERNMENTS - SOVEREIGN BONDS	ASSET- BACKED SECURITIES	QUASI- SOVEREIGNS
Balance as of 9/30/09	$26,949,401	$12,778,909	$10,794,042	$8,266,850
Accrued discounts/premiums	219,638	—	3,533	3,786
Realized gain (loss)	(1,436,172)	—	22,996	226,010
Change in unrealized appreciation/depreciation	3,261,892	—	3,043,069	(60,740)
Net purchases (sales)	(9,400,855)	—	(2,382,433)	(2,881,056)
Net transfers in and/or out of Level 3	—	(12,778,909)	—	(5,554,850)

Balance as of 3/31/10	$19,593,904	$—	$11,481,207	$—

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$1,519,992	$—	$3,044,036	$—

	WARRANTS**	TOTAL
Balance as of 9/30/09	$—	$86,945,363
Accrued discounts/premiums	—	231,899
Realized gain (loss)	—	(1,165,640)
Change in unrealized appreciation/depreciation	—	7,573,824
Net purchases (sales)	—	(15,914,827)
Net transfers in and/or out of Level 3	—	(30,879,570)

Balance as of 3/31/10	$—	$46,791,049

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$—	$5,889,536

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The Portfolio held a security with zero market value at period end.

26	Sanford C. Bernstein Fund II, Inc.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

2010 Semi-Annual Report	27

Notes to Financial Statements (continued)

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the average daily net assets of the Portfolio for the first $1 billion and .45% thereafter. The Portfolio and the Adviser have entered into an Expense Limitation Agreement (the “Agreement”), dated March 22, 2002, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses in respect of the Portfolio for the current fiscal year, so that total operational expenses do not exceed the annual rate of 0.45% of average daily net assets of the Portfolio. For the six months ended March 31, 2010, the aggregate amount of such fee waiver was $472,127.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments in Affiliated Issuers

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2010 is as follows:

MARKET VALUE SEPTEMBER 30, 2009 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2010 (000)	DIVIDEND INCOME (000)
$72,203	$313,085	$338,465	$46,823	$30

28	Sanford C. Bernstein Fund II, Inc.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2009 through March 31, 2010, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$150,581,557	$174,326,368
U.S. government securities	466,445,446	364,804,022

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$46,976,466
Gross unrealized depreciation	(35,702,685)

Net unrealized appreciation	$11,273,781

B.	Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the future contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

2010 Semi-Annual Report	29

Notes to Financial Statements (continued)

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended March 31, 2010, the Portfolio had no transactions in written options.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional

30	Sanford C. Bernstein Fund II, Inc.

amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

The Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and

2010 Semi-Annual Report	31

Notes to Financial Statements (continued)

greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At March 31, 2010, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$115,831	Unrealized depreciation of forward currency exchange contracts	$21,456
Interest rate contracts			Margin due to broker on futures contracts	5,541	*
Total		$115,831		$26,997

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(593,751)	$733,571
Interest rate contracts	Net realized gain on futures transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	261,082	(100,266)
Interest rate contracts	Net realized gain on swap transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	1,797,176	(1,592,466)
Total		$1,464,507	$(959,161)

For the six months ended March 31, 2010, the average monthly principal amount of foreign exchange contracts was $31,926,501, average monthly original value of futures contracts was $12,936,079 and average monthly notional amount of interest rate swaps was $62,142,857.

32	Sanford C. Bernstein Fund II, Inc.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2010, the Portfolio earned drop income of $242,353 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2010, the average amount of reverse repurchase agreements outstanding was $322,549 and the daily weighted average annualized interest rate was (0.33)%. During the period, the Portfolio received net interest payment from counterparties.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$50,217,041	$56,802,411
Net long-term capital gains	4,987,873	463,108

Total distributions paid	$55,204,914	$57,265,519

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$6,393,461	$0	$(8,826,712)	$(10,475,966)	$(12,909,217)

(a)

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2009, the Portfolio defers to October 1, 2009

2010 Semi-Annual Report	33

Notes to Financial Statements (continued)

post-October long term capital losses of $8,197,941. The Portfolio also has deferred straddle losses of $628,771 for the year ended September 30, 2009.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, swap income (loss) accrual, and mark to market on futures and forwards contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable, deferred compensation, book to tax differences on defaulted securities and book to tax differences on inflation protection securities.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended September 30, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $1,918,971. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of March 31, 2010, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $690,830 (36.00% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy claim was processed by the Adviser.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to a counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

34	Sanford C. Bernstein Fund II, Inc.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2010 and the year ended September 30, 2009, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Shares sold	14,378,553	20,129,410
Shares issued to shareholders on reinvestment of dividends and distributions	1,117,079	1,889,361
Shares redeemed	(11,948,743)	(27,784,561)

Net increase (decrease) in shares outstanding	3,546,889	(5,765,790)
Shares outstanding at beginning of period	68,005,142	73,770,932

Shares outstanding at end of period	71,552,031	68,005,142

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Sanford C. Bernstein Fund II, Inc., participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the line of credit during the six months ended March 31, 2010.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

2010 Semi-Annual Report	35

Notes to Financial Statements (continued)

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Except as reported in Note 10, management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

NOTE 10.	Change of Independent Registered Public Accounting Firm

On May 5, 2010, Ernst & Young LLP (“E&Y”) was selected as the Fund’s independent registered public accounting firm for the 2010 fiscal year. A majority of the Fund’s Board of Directors, including a majority of the Independent Directors, approved the appointment of E&Y. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended March 31, 2009 and 2008 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

36	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

William H. Foulk, Jr.*+

Chairman

John H. Dobkin*

Michael J. Downey*

D. James Guzy*

Nancy P. Jacklin*

Garry L. Moody*

Marshall C. Turner, Jr.*

Earl D. Weiner*

OFFICERS**

Robert M. Keith

President and Chief Executive Officer

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon

Vice President

Shawn E. Keegan

Vice President

Alison M. Martier

Vice President

Douglas J. Peebles

Vice President

Greg J. Wilensky

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Member of the Fair Value Pricing Committee.

** The management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles and Wilensky and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2010 Semi-Annual Report	37

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio, the Fund’s sole portfolio, at a meeting held on November 3-5, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that no reimbursements had been made to date by the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on

38	Sanford C. Bernstein Fund II, Inc.

the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Fund as compared with the Barclays Capital Aggregate Bond Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended July 31, 2009 and (in the case of comparisons with the Index) the since inception period (May 2002 inception). The directors noted that the Fund was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3- and 5-year periods, and that the Fund underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment style as the Fund. The directors noted that the fee schedule for the other AllianceBernstein fund had lower breakpoints than the fee schedule in the Fund’s Advisory Agreement. The directors also noted that application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be the same as that in the Fund’s Advisory Agreement.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense

2010 Semi-Annual Report	39

Information Regarding the Review and Approval of the Fund’s Advisory Agreement (continued)

Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all “no load” funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 49.9 basis points was lower than the Expense Group median. The directors also noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

40	Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund, which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3 Also shown below are the Fund’s net assets as of September 30, 2008 and 2009.

CATEGORY	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	PORTFOLIO	09/30/09 NET ASSETS ($MM)	09/30/08 NET ASSETS ($MM)
Low Risk Income	50 bp on 1st $1 billion[4] 45 bp on the balance	Intermediate Duration Institutional Portfolio	$1,024.9	$1,028.2

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below is the Fund’s gross expense ratio, annualized for the most recent semi-annual period:

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO[5] (3/31/09)	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.54%	September 30

1 It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2009.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

4 Although the breakpoint starts out at 50 bp, the Fund has an expense cap of 45 bp, which effectively reduces the advisory fee.

5 Annualized.

2010 Semi-Annual Report	41

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2009 net assets.

FUND	NET ASSETS 09/30/09 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	$1,024.9	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.209%	0.498%[7]

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown in the table below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s effective advisory fees based on September 30, 2009 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.499%	0.499%[6]

6 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7 Note that the Fund has an expense cap of 0.45%, which effectively reduces the Fund’s advisory fees by at least five basis points.

42	Sanford C. Bernstein Fund II, Inc.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth in the table below.8 Also shown are what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund and the Fund’s effective advisory fee based on September 30, 2009 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE	FUND ADVISORY FEE
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.50% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.500%	0.500%[6]

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the following sub-advisory relationship. Also shown is the Fund’s advisory fee, the advisory fee schedule of the sub-advised fund and the effective management fee9 of the sub-advisory relationship based on the Fund’s September 30, 2009 net assets:10

FUND	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED MANAGEMENT FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.216	0.450

		Client #1 Advisory Fee Schedule: Advisory Fee 0.40% on first $4 billion 0.38% on next $4 billion 0.36% thereafter Administrative Fee The sub-advised fund is utilized as an underlying fund for funds-of-funds. There is no administration fee at the underlying fund level.	0.400

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. While it appears that certain sub-advisory relationships are paying a lower fee than the Funds, its is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Funds and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

8 Note that AVPS was also affected by the settlement between the Adviser and the NYAG.

9 Management fees includes advisory fees and administration fees.

10 In all cases, the sub-adviser is paid by the fund’s adviser.

2010 Semi-Annual Report	43

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”) at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.12 An EG will typically consist of seven to twenty funds.

FUND	CONTRACTUAL MANAGEMENT FEE (%)[13]	LIPPER GROUP MEDIAN (%)	RANK
Intermediate Duration Institutional Portfolio	0.499	0.514	9/18

Lipper also compared the Portfolio’s total expense ratios in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.15

FUND	EXPENSE RATIO (%)	LIPPER GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.450	0.533	5/18	0.546	25/91

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.16

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

11 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the net assets of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

12 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13 The contractual management fee does not reflect any management fee waiver for the expense cap that would effectively reduce the effective management fee.

14 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15 To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

16 Note that the Fund’s total expense ratio is lower than the Fund’s contractual management fee, which is the result of the Fund’s expense limitation undertaking.

44	Sanford C. Bernstein Fund II, Inc.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $498 billion as of September 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3 and 5 year performance returns and rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2009.22

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
1 year	7.27	7.45	7.27	10/18	70/133
3 year	5.08	5.52	5.08	12/17	62/104
5 year	4.36	4.77	4.36	11/16	48/86

17 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18 The Deli study was originally published in 2002 based on 1997 data.

19 The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20 It should be noted that the performance returns of the Fund that are shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

21 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

22 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

2010 Semi-Annual Report	45

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark for the period ending July 31, 2009. Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	PERIODS ENDING JULY 31, 2009 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
					VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	7.30	5.09	4.37	4.82	4.79	0.26	5
Barclays Capital Aggregate Bond Index	7.85	6.52	5.14	5.44	3.63	0.54	5
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

23 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

46	Sanford C. Bernstein Fund II, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0310

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith President

Date:	May 28, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: May 28, 2010